                                                                   Exhibit 10.4

                      FOURTH AMENDMENT TO CREDIT AGREEMENT


                  FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July 15, 1998, among STARWOOD HOTELS & RESORTS, a Maryland real estate investment trust ("Starwood REIT"), SLT REALTY LIMITED PARTNERSHIP, a Delaware limited partnership ("SLT RLP"), STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation (the "Corporation"), ITT CORPORATION, a Nevada corporation ("ITT" and, together with Starwood REIT, SLT RLP and the Corporation, the "Borrowers") the lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY and THE CHASE MANHATTAN BANK, as Administrative Agents (in such capacity, the "Administrative Agents) and LEHMAN COMMERCIAL PAPER INC. and BANK OF MONTREAL, as Syndication Agents (in such capacity, the "Syndication Agents"). Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:


                  WHEREAS, the Borrowers, the Lenders, the Administrative Agents and the Syndication Agents are parties to a certain Credit Agreement, dated as of February 23, 1998 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

                  WHEREAS, ITT and its Subsidiaries have incurred certain intercompany debt (the "ITT Foreign Debt") more particularly described in
Exhibit 1 attached hereto;

                  WHEREAS, ITT and its Subsidiaries have incurred certain intercompany debt (the "Sheraton Suites Debt") more particularly described in
Exhibit 2 attached hereto;

                  WHEREAS, the Parent Companies are considering an investment of between 25% and 50% of the equity in the Camino Real luxury hotel chain with 16 hotels (15 in Mexico and 1 in the United States) being offered for sale by Mexico's Banking Deposit and Insurance Agency (the "Camino Real Transaction") with a total acquisition investment by the equity of between $300 and $450 million;

                  WHEREAS, the Parent Companies and certain Subsidiaries are contemplating adding three Sheraton Mexico Hotels described in Exhibit 3 attached hereto (the "Mexico Sheratons") to certain existing financing provided by Bancomer S.A. (the "Bancomer Financing") covering three hotels in Mexico described in Exhibit 4 attached hereto (the "Mexico Regina Hotels") resulting in a secured recourse financing on the Mexico Sheratons and the Mexico Regina
Hotels (the "Proposed Mexico Refinancing"), which Proposed Mexico Refinancing shall otherwise be on substantially the same terms (except that the amount thereof may be increased in accordance with the terms hereof) as the existing Bancomer Financing;
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                  WHEREAS, the Borrowers desire to increase the total Tranche II
Term Loan Commitments and the total Revolving Loan Commitments, on a pro rata basis, in an amount up to $500,000,000 of total new commitments and, in connection therewith, to add certain new Lenders and to provide for the modification of Schedule I-A and Schedule I-B to the Credit Agreement in the manner hereinafter set forth;

                  WHEREAS, the Borrowers wish to request certain waivers from certain restrictions set forth in certain sections of the Credit Agreement in order to permit certain transactions described herein; and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

                  NOW, THEREFORE, it is agreed:

         I. Waivers, Amendments and Agreements with Respect to the Credit Agreement

                  A. Notwithstanding anything to the contrary contained in the Credit Agreement, the Lenders hereby consent to the Parent Companies or any Subsidiaries of the Parent Companies incurring new Indebtedness and/or refinancing the ITT Foreign Debt and the Sheraton Suites Debt (with all Indebtedness incurred pursuant to this clause A. being collectively referred to as "New Debt") in an aggregate principal amount of up to $500 million (subject to reduction as provided in the last sentence of the definition of Permitted Refinancing Indebtedness); provided that (w) no New Debt shall be incurred if, at the time of such incurrence or immediately after giving effect thereto, any Specified Default or any Event of Default shall be in existence, (x) New Debt may not be secured by any assets of any Significant Obligor (as defined in clause B. below), (y) to the extent any New Debt involves any element of recourse to any Significant Obligor, then the maximum amount of the recourse to the Significant Obligors from time to time with respect to any New Debt shall be deemed to constitute a utilization of, and shall therefore reduce the amount otherwise available pursuant to, the Recourse Basket (as hereinafter defined) (and shall not exceed the amount of the Recourse Basket before giving effect to such reduction), without duplication, and (z) the incurrence of such New Debt shall result in the satisfaction of at least one of the following requirements:
(i) the reduction of foreign withholding taxes, (ii) the reduction of foreign currency exposure, (iii) the creation of an interest expense deduction which otherwise would have resulted in the accumulation of net operating losses, or
(iv) the reclassification of the respective Indebtedness to non-recourse, off-balance sheet obligations, on the combined consolidated financial statements of the Parent Companies. All Net Proceeds received by the Borrowers or their Subsidiaries from incurrences of New Debt shall be applied to repay outstanding Revolving Loans and Swingline Loans (to the extent then outstanding), but shall not otherwise be required to be applied in accordance with the provisions of
Section 4.02(d) of the Credit Agreement.

                  B. Notwithstanding anything to the contrary contained in clause (v) of the definition of "Permitted Refinancing Indebtedness" set forth in Section 11.01 of the Credit Agreement, up to two (2) additional obligors shall be permitted to be added in connection with any Permitted Refinancing Indebtedness; provided that if either (i) any Parent Company, SLC OLP, SLT RLP, ITT, ITT Sheraton, Sheraton International Corporation and any successor to any

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such entity (collectively, the "Significant Obligors") become additional obligors or (ii) upon the addition of a new obligor (whether as a direct obligor or as a guarantor), the recourse obligations of the Significant Obligors increase or stay the same, (unless such recourse obligations were already zero) then the maximum amount of the recourse to the Significant Obligors from time to time with respect to any such Permitted Refinancing Indebtedness shall be deemed to constitute a utilization of, and shall therefore reduce the amount otherwise available pursuant to, the Recourse Basket (as hereinafter defined) (and shall not exceed the amount of the Recourse Basket before giving effect to such reduction), without duplication. In connection with the refinancing of the Asset known as Sheraton on the Park, Sydney, Australia, Sheraton Pacific Hotels Management Company (SHP) may be added as an obligor in connection with such refinancing, provided that ITT and ITT Sheraton Corporation shall have no further liability for such Indebtedness being Refinanced following the addition of such obligor.

                  C. Section 4.02(k) of the Credit Agreement is hereby amended by deleting the phrase "with the net cash proceeds of any issuance of Permanent Senior Notes" appearing therein and by inserting in lieu thereof the phrase "(x) with the net cash proceeds of any issuance of Permanent Senior Notes and/or (y) pursuant to the second proviso to Section 9.12 (iii)".

                  D. Section 6 of the Credit Agreement is hereby amended by adding the following new Section 6.07 immediately after Section 6.06 thereof:

                  "6.07 Compliance with Senior Secured Bridge Note Agreement; Permanent Senior Notes. If at any time any Administrative Agent or the Required Lenders reasonably believe that the respective Credit Event might give rise to a violation of the covenants governing incurrences of Indebtedness or the existence of Liens contained in the documentation with respect to the Senior Secured Bridge Notes (if any are then outstanding) or the Permanent Senior Notes (if any are then outstanding), the respective Administrative Agent or Required Lenders may (but shall have no duty to) require the Borrowers to furnish such evidence that the respective Credit Event shall comply with the applicable provisions of such documentation as may be reasonably required by the respective Administrative Agent or the Required Lenders, as the case may be (which evidence may be required to include, but shall not be limited to, officers' certificates, supporting computations and/or opinions of counsel)."

                  E. The Lenders agree to waive the requirement in Section 8.01(d) that the Borrowers furnish to the Lender a budget for each of the four fiscal quarters of Fiscal Year 1998.

                  F. Section 8.01(e) of the Credit Agreement is hereby amended by adding the following new sentence immediately at the end thereof:

                  "Furthermore, from and after the first date of upon which any New Commitments under, and as defined in, the Fourth Amendment are furnished, and so long as any Senior Secured Bridge Notes or Permanent Senior Notes remain outstanding, each certificate delivered pursuant to this clause (e) shall set forth in reasonable detail calculations establishing compliance with Section 5.9 of the Senior Secured Bridge Note Agreement

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         (or the analogous provisions contained in any successor documents entered into with respect to the Senior Secured Bridge Notes or the Permanent Senior Notes) for all Indebtedness incurred during the respective fiscal quarter or year, as the case may be."

                  G. Section 9.02(ix) of the Credit Agreement is hereby amended by deleting therefrom the phrase "immediately after giving effect to each such Permitted Acquisition, the Total Unutilized Revolving Loan Commitment shall be at least equal to $200,000,000" and by inserting in lieu thereof the phrase "[intentionally omitted]".

                  H. Section 9.04(xii) of the Credit Agreement is hereby amended by (i) deleting the amount "$100,000,000" appearing therein and inserting in lieu thereof the amount "$350,000,000" and (ii) inserting the following additional phrase immediately after the phrase "at any time outstanding" appearing therein:

                  "(with the amount of Unsecured Indebtedness permitted to be outstanding at any time pursuant to this clause (xii) being herein referred to as the "Recourse Basket"); provided that the amount of the Recourse Basket shall be reduced from time to time to the extent provided in Parts I.A. and I.B. of the Fourth Amendment and the last sentence of the definition of Permitted Refinancing Indebtedness contained herein".

                  I. Section 9.05 of the Credit Agreement is hereby amended by
(i) deleting the amount "$20,000,000" appearing in clause (xi) thereof and by inserting in lieu thereof the amount "$50,000,000", (ii) deleting the word "and" appearing at the end of clause (xiii) thereof, (iii) deleting the phrase "through (xiv)" appearing in clause (xiv) thereof and by inserting in lieu thereof the phrase "through (xiii)", (iv) deleting the period at the end of clause (xiv) thereof and by inserting in lieu thereof"; and" and (v) inserting the following new clause (xv) immediately at the end thereof:

                  "(xv) so long as no Specified Default and no Event of Default then exists or would exist immediately after giving effect thereto, in addition to the investments permitted by clauses (i) through (xiv) above, the Parent Companies shall be permitted, pursuant to the Camino Real Transaction, to acquire, directly or indirectly through their Subsidiaries, between 25% and 50% of the equity interests therein (or in the entity which acquires the assets described in the definition of Camino Real Transaction contained herein) so long as the aggregate amount invested pursuant to this clause (xv) in no event exceeds $225 million."

                  J. Section 9.12 of the Credit Agreement is hereby amended by inserting the following new proviso immediately at the end of the existing proviso to clause (iii) thereof (and before the comma appearing at the end of such proviso):

                  "; provided further that, at any time after the occurrence of one or more New Commitment Effective Dates under, and as defined in, the Fourth Amendment, and so long as no Specified Default, and no Event of Default, then exists or would exist after giving effect thereto, either Parent Company or any of its Subsidiaries may voluntarily redeem (in part) Senior Secured Bridge Notes in accordance with the terms of the Senior Secured Bridge Note Agreement so long

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as the aggregate principal amount of Senior Secured Bridge Notes from time to time redeemed pursuant to this proviso at no time exceeds the New Commitment Amount as from time to time in effect"

                  K. Section 11.01 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order therein:

                           "Camino Real Transaction" shall mean an investment by the Parent Companies and/or their Subsidiaries whereby the Parent Companies acquire, directly or indirectly, between 25% and 50% of the equity interests in the Camino Real luxury hotel chain with 16 hotels (15 in Mexico and 1 in the United States) being offered for sale by Mexico's Banking Deposit and Insurance Agency.

                           "Fourth Amendment" shall mean the Fourth Amendment to this Agreement dated as of July 15, 1998.

                           "New Commitment Amount" at any time shall mean the aggregate amount of New Commitments furnished after the date of the effectiveness of the Fourth Amendment and on or prior to the date of determination; provided that such New Commitments shall only be included if (i) in the case of each such New Commitment, the New Commitment Effective Date with respect thereto under, and as defined in, the Fourth Amendment has therefore occurred and the funding thereof required pursuant to clauses (vii) and and/or (viii), as the case may be, of Part I. N of the Fourth Amendment has actually occurred.

                           "New Commitments" shall have the meaning assigned that term in the Fourth Amendment.

                           "Proposed Mexico Refinancing" shall have the meaning provided in the Fourth Amendment.

                           "Recourse Basket" shall have the meaning provided in
         Section 9.04(xii).

                  L. The definition of "Applicable Asset Sale Percentage" appearing in Section 11.01 of the Credit Agreement is hereby amended by adding the phrase "specified in this clause (ii)" immediately after the phrase "then the applicable Asset Sale Percentage" in each place said phrase appears therein.

                  M. The definition of "Permitted Refinancing Indebtedness" set forth in Section 11.01 of the Credit Agreement is hereby amended by adding the following new sentence at the end of such definition:

                           "Notwithstanding anything to the contrary set forth above, the Proposed Mexico Refinancing shall constitute Permitted Refinancing Indebtedness so long as the aggregate principal amount of the Indebtedness actually incurred pursuant thereto does

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         not exceed $275 million and the only additional Assets securing the
         Indebtedness incurred as a result thereof are the Mexico Sheratons as defined, and described, in the Fourth Amendment; provided that to the extent the aggregate principal amount of Indebtedness incurred pursuant to the Proposed Mexico Refinancing exceeds $118.75 million, such excess amount shall apply to reduce, at the option of the Parent Company, either (x) the $500 million amount of permitted New Debt pursuant to
         Part I.A of the Fourth Amendment and/or (y) the amount of the Recourse Basket, so long as (i) there exists availability pursuant to the baskets referenced in preceding clauses (x) and (y) at least equal to the amount of the reductions required by the proviso to this sentence and (ii) the sum of the amounts applied as reductions pursuant to preceding clauses (x) and (y) equals the amount by which the amount of Indebtedness incurred pursuant to the Proposed Mexico Refinancing exceeds $118.75 million".

                  N. The Lenders agree that, at any time and from time to time on or prior to January 15, 1999, the Borrowers shall have the right to increase the Tranche II Term Loan Commitments (each such increase a "New Tranche II Term Loan Commitment") and the Revolving Loan Commitments (each such increase, a "New Revolving Loan Commitment"), on a pro rata basis as more fully described below, by an aggregate amount of up to $500,000,000 by notice (a "New Commitment Notice") to the Administrative Agents given at least 3 Business Days before the respective New Commitment Effective Date (as defined below) and upon the following terms and conditions:

                           (i) on each date upon which any New Tranche II Term
Loan Commitment or New Revolving Loan Commitment (each a "New Commitment") becomes effective in accordance with the terms of the respective Assumption Agreement described in clause (ii) below (each such date, a "New Commitment Effective Date"), no Specified Default and no Event of Default shall be in existence (and no Specified Default and no Event Default shall result therefrom);

                           (ii) on or prior to each New Commitment Effective
Date, each Lender (which may be an existing Lender or a new Lender) furnishing a New Commitment shall have executed and delivered to the Paying Agent an Assumption Agreement in the form of Annex A attached to this Fourth Amendment with respect to the New Commitments of such Lender (each an "Assumption Agreement"), appropriately completed to the reasonable satisfaction of the Paying Agent (and with such modifications as may be approved by the Paying Agent);

                           (iii)the consent of the Paying Agent and, in the case
of a New Revolving Loan Commitment, the Swingline Lender and each Issuing Bank (in each case not to be unreasonably withheld or delayed) shall be required to each Lender which furnishes one or more New Commitments and the assumption of such New Commitments shall otherwise be made in compliance with the relevant requirements expressed in Section 13.04(b) of the Credit Agreement with respect to assignments (including, without limitation that the respective entity assuming any New Commitments shall be an Eligible Transferee, compliance with the minimum amounts provided in Section 13.04(b) and the requirement that the Paying Agent receive the fees provided in said Section 13.04(b));

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                           (iv) on each New Commitment Effective Date,
additional Tranche II Term Loans shall be extended pursuant to the New Commitments, and the Revolving Loan Commitments shall be increased, in each case on a pro rata basis so that the relationship of (x) the aggregate principal amount of outstanding Tranche II Term Loans to (y) the Total Revolving Loan Commitment (expressed as a ratio) remains the same after giving effect to the occurrence of the New Commitment Effective Date as same was in effect immediately prior to giving effect thereto;

                           (v) each New Revolving Loan Commitment shall, as
provided in the Assumption Agreement, be allocated amongst the various Alternate Currency Revolving Loan Sub-Commitments and the Non-Alternate Currency Revolving Loan Sub-Commitment as may be agreed upon by the Borrowers and the respective Lender; provided that (x) the aggregate amount allocated to such sub-commitments shall equal the amount of the New Revolving Loan Commitment and (y) unless the Required Lenders otherwise consent, the allocations to the various Alternate Currency Revolving Loan Sub-Commitments shall in no event result in the limitations specified in Section 13.12 (d) of the Credit Agreement being exceeded;

                           (vi) based on the information contained in the
respective Assumption Agreement, and consistent with the requirements set forth above, on each New Commitment Effective Date Schedule I-A, Schedule I-B and
Schedule II to the Credit Agreement shall be deemed amended accordingly;

                           (vii) each Lender furnishing a New Tranche II Term
Loan Commitment shall, on the respective New Commitment Effective Date, make Tranche II Term Loans to the Corporate Borrowers, consistent with the manner provided in Section 1.01 of the Credit Agreement, in an aggregate principal amount equal to the New Tranche II Term Loan Commitment of such Lender (which New Tranche II Term Loan Commitment shall terminate immediately after giving effect to such funding); provided that the Tranche II Term Loans made by each Lender on any New Commitment Effective Date shall be (1) allocated proportionally to each Borrowing of Tranche II Term Loans then outstanding (based upon the relative aggregate principal amounts of each such Borrowing),
(2) shall bear interest at the same rates as are applicable thereto and (3) to the extent the amount so added to any Borrowing is in respect of a Borrowing of Eurodollar Loans with an Interest Period which began prior to, and ends after, the respective New Commitment Effective Date, the Borrowers and such Lender may agree, as between themselves, for the payment of any amounts to the respective Lender to compensate it for extending the respective Tranche II Term Loans during an existing Interest Period;

                           (viii) each Lender furnishing a New Revolving Loan
Commitment shall, on the respective New Commitment Effective Date, extend Dollar Revolving Loans and/or Alternate Currency Revolving Loans in such currencies, and in such amounts, so that the respective Lender furnishing the New Revolving Loan Commitment shall have its pro rata share of each then outstanding Borrowing of Revolving Loans on the same basis (taking into account the respective Alternate Currency Sub-Commitments of the respective Lender) as would have been the case had such new Lender originally funded its pro rata share (pursuant to Section 1.08 of the Credit Agreement) of each then outstanding Borrowing (as increased for the amounts made available by the new Lender); provided that to the extent any Lender is required to fund its portion of any then outstanding Borrowing of Euro Rate Loans which has an Interest Period which began prior to, and ends after, the respective New Commitment Effective Date, the

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
relevant Borrowers may agree to compensate the respective Lender for amounts determined by them in good faith with such Lender to be the incremental costs to such Lender of funding its share of such Borrowings during the respective Interest Period;

                           (ix) on or prior to each New Commitment Effective
Date, but subject to the provisions of Section 1.06(j) of the Credit Agreement,
(x) the Corporate Borrowers shall execute and deliver to each Lender furnishing a New Tranche II Term Loan Commitment a Tranche II Term Note payable to the order of such Lender in the stated amount equal to such New Tranche II Term Loan Commitment and (y) the Revolving Loan Borrowers shall execute and deliver to each Lender furnishing a New Revolving Loan Commitment the applicable Revolving Notes executed and delivered in conformance with the requirements of Section
1.06 of the Credit Agreement (in each case appropriately completed);

                           (x) on each New Commitment Effective Date, the amount
of each Tranche II Scheduled Repayment set forth in subsection 4.02(b)(ii) of the Credit Agreement shall be increased by the amounts calculated as follows:
(x) each Tranche II Scheduled Repayment of $25,000,000 shall be increased by an amount equal to two and one half percent (2.5%) of the amount of the New Tranche II Term Loan Commitments furnished on such New Commitment Effective Date, (y) each Tranche II Scheduled Repayment of $50,000,000 shall be increased by five percent (5%) of the amount of the New Tranche II Term Loan Commitments furnished on such New Commitment Effective Date and (z) the Tranche II Scheduled Repayment of $550,000,000 shall be increased by an amount equal to fifty-five percent (55%) of the amount of the New Tranche II Term Loan Commitments furnished on such New Commitment Effective Date; and

                           (xi) on each New Commitment Effective Date, there
shall occur an automatic adjustment to the participations pursuant to Section
2.04 of the Credit Agreement to reflect the new Dollar Percentages and/or new RL Percentages of the various RL Lenders, in each case in accordance with the last sentence of Section 2.04(a) of the Credit Agreement.

                  Notwithstanding anything to the contrary contained above or elsewhere in this Fourth Amendment, it is acknowledged and agreed that no Lender shall be required to provide any New Commitment, except to the extent agreed in writing by such Lender with the Borrowers (with each Lender being entitled in its sole discretion not to furnish any New Commitment).

                  O. Without limiting the representations and warranties contained in the Credit Agreement (which are made on the date of the occurrence of each Credit Event), the Borrowers represent and warrant that all extensions of credit pursuant to the New Commitments (or which would be in excess of the amount permitted pursuant to the Credit Agreement in the absence of the New Commitments), shall in each case be permitted to be incurred pursuant to clause
(a) or clause (i) of the second paragraph, or pursuant to the first paragraph, of Section 5.9 of the Senior Secured Bridge Note Agreement (so long as same is in effect) and that the Liens securing such extensions of credit are permitted in accordance with Section 5.12 of the Senior Secured Bridge Note Agreement (so long as same remains in effect).

                  P. Each of Exhibit A (the Form of Notice of Borrowing) and Exhibit B (the Form of Notice of Competitive Bid Borrowing) to the Credit Agreement is hereby amended by

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
(i) deleting the word "and" appearing at the end of clause (A) of the last paragraph thereof, (ii) deleting the period appearing at the end of clause (B) of the last paragraph thereof and inserting in lieu thereof "; and" and (iii) inserting the following new clause (C) immediately after clause (B) of the last paragraph thereof:

                           "(C) Without limiting the foregoing, the undersigned [has/have] reviewed the provisions of Section 5.9 of the Senior Secured Bridge Note Agreement and the Proposed Borrowing is permitted to be incurred in accordance with the provisions of clauses (a) and (i) of the second paragraph thereof, or pursuant to the first paragraph thereof. [Note: The references contained in this clause (C) shall be appropriately modified at such time, if any, as the Senior Secured Bridge Notes are refinanced through the issuance of Permanent Senior Notes.]"

                  Q. Exhibit D (the Form of Letter of Credit Request) to the Credit Agreement is hereby amended by inserting the following new clause (3) immediately after clause (2) thereof:

                           "(3) Without limiting the foregoing, the undersigned [has/have] reviewed the provisions of Section 5.9 of the Senior Secured Bridge Note Agreement and the proposed Letter of Credit is permitted to be issued in accordance with the provisions of clauses (a) and (i) of the second paragraph thereof, or pursuant to the first paragraph thereof. [Note: The references contained in this clause (3) shall be appropriately modified at such time, if any, as the Senior Secured Bridge Notes are refinanced through the issuance of Permanent Senior Notes.]"

         II. Confirmation and Agreement with respect to Guaranty and Security Documents

                  Each Guarantor and each Borrower, by their signatures below hereby confirms and agrees that (x) the Guaranty shall remain in full force and effect and the Guaranty shall cover all obligations of each of the Borrowers under the Credit Agreement, as modified and amended by this Fourth Amendment (including without limitation all additional extensions of credit at any time furnished pursuant to one or more New Commitments), and (y) the Pledge and Security Agreement shall remain in full force and effect as security for all obligations under the Credit Agreement, as modified and amended by this Fourth Amendment (including without limitation all obligations resulting from additional extensions of credit pursuant to New Commitments furnished from time to time as contemplated by this Fourth Amendment) and the Guaranty.

                  III. Miscellaneous Provisions


                  A. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  B. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same

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
instrument. A complete set of counterparts shall be lodged with the Borrowers and the Paying Agent.

                  C. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  D. This Amendment shall become effective on the date (the "Amendment Effective Date") when (i) each of the Borrowers, each Guarantor and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Paying Agent at its Notice Office and (ii) the Paying Agent shall have received a legal opinion from Sidley & Austin in form and substance satisfactory to the Paying Agent with respect to the execution and delivery of this Fourth Amendment and the transactions contemplated hereby.

                  E. The Borrowers hereby covenant and agree that, so long as the Amendment Effective Date occurs, they shall pay (and shall be jointly and severally obligated to pay) each Lender which executes and delivers to the Paying Agent a counterpart hereof by the later to occur of (x) the close of business on the Amendment Effective Date or (y) 5:00 p.m. (New York time) on July 17, 1998, a cash fee in an amount equal to 5 basis points (.05%) of an amount equal to the sum of the outstanding principal amount of Term Loans of such Lender and the Revolving Loan Commitment of such Lender, in each case as same is in effect on the Amendment Effective Date. All fees payable pursuant to this clause E shall be paid by the Borrowers to the Paying Agent for distribution to the Lenders not later than the first Business Day following the Amendment Effective Date.

                  F. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*    *    *

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
         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                  STARWOOD HOTELS & RESORTS WORLDWIDE, INC.,
                                    a Maryland corporation

                                  By:__________________________________________
                                     Name:
                                     Title


                                  STARWOOD HOTELS & RESORTS,
                                    a Maryland real estate investment trust

                                  By:__________________________________________
                                     Name:
                                     Title


                                  SLT REALTY LIMITED PARTNERSHIP,
                                    a Delaware limited partnership

                                    By: Starwood Hotels & Resorts, a Maryland
                                         real estate investment trust, its
                                         general partner

                                         By: __________________________________
                                             Name:
                                             Title

                                  ITT CORPORATION,
                                    a Nevada corporation

                                  By:__________________________________________
                                     Name:
                                     Title:

                                 BW HOTEL REALTY LIMITED PARTNERSHIP,
                                    a Maryland limited partnership

                                 By: SLT Realty Limited Partnership,
                                       a Delaware limited partnership, its
                                       general partner

                                     By:  Starwood Hotels & Resorts,
                                          a Maryland real estate investment
                                          trust, its general partner

                                          By:__________________________________
                                             Name:
                                             Title:


                                  CHARLESTON HOTEL ASSOCIATES L.L.C.,
                                    a New Jersey limited liability company

                                  By: SLT Realty Limited Partnership,
                                        a Delaware limited partnership,
                                        its managing member

                                      By:  Starwood Hotels & Resorts,
                                             a Maryland real estate investment
                                             trust, its general partner

                                           By:_________________________________
                                              Name:
                                              Title:


                                  CP HOTEL REALTY LIMITED PARTNERSHIP,
                                    a Maryland limited partnership

                                  By: SLT Realty Limited Partnership,
                                        a Delaware limited partnership, its
                                        general partner

                                      By:  Starwood Hotels & Resorts,
                                             a Maryland real estate investment
                                             trust, its general partner

                                           By:_________________________________
                                              Name:
                                              Title:

                                  CRYSTAL CITY HOTEL ASSOCIATES, L.L.C.,
                                    a New Jersey limited liability company

                                  By: SLT Realty Limited Partnership,
                                      a Delaware limited partnership, its
                                      managing member

                                  By: Starwood Hotels & Resorts,
                                        a Maryland real estate investment trust,
                                        its general partner

                                  By:__________________________________________
                                     Name:
                                     Title:

                                  EDISON HOTEL ASSOCIATES LIMITED PARTNERSHIP,
                                    a New Jersey limited liability company

                                  By: SLT Realty Limited Partnership,
                                      a Delaware limited partnership, its
                                      general partner

                                      By:  Starwood Hotels & Resorts,
                                           a Maryland real estate investment
                                           trust, its general partner

                                           By:_________________________________
                                              Name:
                                              Title:


                                  LONG BEACH HOTEL ASSOCIATES L.L.C.,
                                    a New Jersey limited liability company

                                  By: SLT Realty Limited Partnership,
                                      a Delaware limited partnership,
                                      its managing member

                                      By:  Starwood Hotels & Resorts,
                                           a  Maryland real estate investment
                                           trust, its general partner

                                           By:_________________________________
                                              Name:
                                              Title:


                                  NOVI HOTEL ASSOCIATES, L.P.,
                                    a Delaware limited partnership

                                  By: SLT Realty Limited Partnership,
                                      a Delaware limited partnership,
                                      its general partner

                                      By:  Starwood Hotels & Resorts,
                                           a Maryland real estate investment
                                           trust, its general partner

                                           By:_________________________________
                                              Name:
                                              Title:

                                  PARK RIDGE HOTEL ASSOCIATES L.P.,
                                    a Delaware limited partnership

                                  By: SLT Realty Limited Partnership,
                                      a Delaware limited partnership, its
                                      general partner

                                      By:  Starwood Hotels & Resorts,
                                           a Maryland real estate investment
                                           trust, its general partner

                                           By:_________________________________
                                              Name:
                                              Title:


                                  PRUDENTIAL-HEI JOINT VENTURE,
                                    a Georgia general partnership

                                  By: SLT Realty Limited Partnership,
                                        a Delaware limited partnership, its
                                        general partner

                                      By:  Starwood Hotels & Resorts,
                                           a Maryland real estate investment
                                           trust, its general partner

                                           By:_________________________________
                                              Name:
                                              Title:

                                  SANTA ROSA HOTEL ASSOCIATES, L.L.C.,
                                    a New Jersey limited liability company

                                  By: SLT Realty Limited Partnership,
                                        a Delaware limited partnership, its
                                        managing member

                                      By:  Starwood Hotels & Resorts,
                                             a Maryland real estate investment
                                             trust, its general partner

                                           By:_________________________________
                                              Name:
                                              Title:

                                  SLT ALLENTOWN LLC,
                                    a Delaware limited liability company

                                  By: SLT Realty Limited Partnership,
                                      a Delaware limited partnership, its
                                      managing member

                                      By:  Starwood Hotels & Resorts,
                                           a Maryland real estate investments
                                           trust, its general partner

                                           By:_________________________________
                                              Name:
                                              Title:


                                  SLT ARLINGTON L.L.C.,
                                    a Delaware limited liability company

                                  By: SLT Realty Limited Partnership,
                                        a Delaware limited partnership, its
                                        managing member

                                      By:  Starwood Hotels & Resorts,
                                           a Maryland real estate investment
                                           trust, its general partner

                                           By:_________________________________
                                              Name:
                                              Title:

                                  SLT ASPEN DEAN STREET, LLC,
                                  a Delaware limited liability company

                                  By:  SLT Realty Limited Partnership, a
                                       Delaware limited partnership, its
                                       managing member

                                       By:  Starwood Hotels and Resorts, a
                                            Maryland real estate investment
                                            trust, its managing general partner

                                            By:________________________________
                                               Name:
                                               Title:

                                  SLT BLOOMINGTON, LLC,
                                  a Delaware limited liability company

                                  By: SLT Realty Limited Partnership,
                                      a Delaware limited partnership, its
                                      managing member

                                      By:  Starwood Hotels and Resorts,
                                             a Maryland real estate investment
                                             trust, its managing general partner

                                           By:_________________________________
                                              Name:
                                              Title:

                                  SLT CENTRAL PARK SOUTH, LLC, a Delaware
                                    limited liability company

                                  By: SLT Realty Limited Partnership, a Delaware
                                      limited partnership, its managing member

                                      By:  Starwood Hotels & Resorts, a
                                           Maryland real estate investment
                                           trust, its managing general partner


                                           By:_________________________________
                                              Name:
                                              Title:

                                  SLT DANIA L.L.C.,
                                    a Delaware limited liability company

                                  By: SLT Realty Limited Partnership,
                                        a Delaware limited partnership, its
                                        managing member

                                      By:  Starwood Hotels & Resorts,
                                             a Maryland real estate investment
                                             trust, its general partner

                                           By:_________________________________
                                              Name:
                                              Title:

                                  SLT DC MASSACHUSETTS AVENUE, L.L.C.,
                                    a Delaware limited liability company

                                  By:  SLT Realty Limited Partnership, a
                                         Delaware limited partnership, its
                                         managing member

                                       By:  Starwood Hotels & Resorts, a
                                            Maryland real estate investment
                                            trust, its managing general partner


                                            By:________________________________
                                               Name:
                                              Title:


                                  SLT FINANCING PARTNERSHIP, a Delaware general
                                       partnership

                                       By:  SLT Realty Limited Partnership, a
                                              Delaware partnership, its general
                                              partner

                                            By:  Starwood Hotels & Resorts, a
                                                 Maryland real estate investment
                                                 partnership, its general
                                                 partner


                                                 By:___________________________
                                                    Name:
                                                    Title:

                                  SLT HOUSTON BRIAR OAKS, LP, a
                                    Delaware limited partnership

                                  By:  SLT Realty Limited Partnership, a
                                         Delaware limited partnership, its
                                         managing general partner

                                       By:  Starwood Hotels & Resorts, a
                                            Maryland real estate investment
                                            trust, its managing general partner


                                            By:________________________________
                                               Name:
                                               Title:

                                  SLT INDIANAPOLIS L.L.C.,
                                    a Delaware limited liability company

                                  By: SLT Realty Limited Partnership,
                                      a Delaware limited partnership, its
                                      managing member

                                      By:  Starwood Hotels & Resorts,
                                             a Maryland real estate investment
                                             trust, its general partner

                                           By:_________________________________
                                              Name:
                                              Title:


                                  SLT KANSAS CITY L.L.C.,
                                    a Delaware limited liability company

                                  By: SLT Realty Limited Partnership,
                                        a Delaware limited partnership, its
                                        managing member

                                      By: Starwood Hotels & Resorts,
                                            a Maryland real estate investment
                                            trust, its general partner

                                          By:__________________________________
                                             Name:
                                             Title:

                                  SLT LOS ANGELES L.L.C.,
                                    a Delaware limited liability company

                                  By: SLT Realty Limited Partnership,
                                        a Delaware limited partnership, its
                                        managing member

                                      By:  Starwood Hotels & Resorts,
                                             a Maryland real estate investment
                                             trust, its general partner

                                           By:_________________________________
                                              Name:
                                              Title:

                                  SLT MINNEAPOLIS L.L.C.,
                                    a Delaware limited liability company

                                  By: SLT Realty Limited Partnership,
                                        a Delaware limited partnership, its
                                        managing member

                                      By:  Starwood Hotels & Resorts,
                                             a Maryland real estate investment
                                             trust, its general partner

                                           By:_________________________________
                                              Name:
                                              Title:


                                  SLT PALM DESERT L.L.C.,
                                    a Delaware limited liability company

                                  By: SLT Realty Limited Partnership,
                                      a Delaware limited partnership, its
                                      managing member

                                      By: Starwood Hotels & Resorts,
                                            a Maryland real estate investment
                                            trust, its general partner

                                          By:__________________________________
                                             Name:
                                             Title:

                                  SLT PHILADELPHIA L.L.C.,
                                    a Delaware limited liability company

                                  By: SLT Realty Limited Partnership,
                                        a Delaware limited partnership, its
                                        managing member

                                      By:  Starwood Hotels & Resorts,
                                             a Maryland real estate investment
                                             trust, its general partner

                                           By:_________________________________
                                              Name:
                                              Title:

                                  SLT REALTY COMPANY, L.L.C.,
                                    a Delaware limited liability company

                                  By: SLT Realty Limited Partnership,
                                        a Delaware limited partnership, its
                                        managing member

                                      By:  Starwood Hotels & Resorts,
                                             a Maryland real estate investment
                                             trust, its general partner



                                           By:_________________________________
                                              Name:
                                              Title:

                                  SLT SAN DIEGO L.L.C.,
                                    a Delaware limited liability company

                                  By: SLT Realty Limited Partnership,
                                      a Delaware limited partnership, its
                                      managing member

                                      By:  Starwood Hotels & Resorts,
                                             a Maryland real estate investment
                                             trust, its general partner



                                           By:_________________________________
                                              Name:
                                              Title:

                                  SLT SOUTHFIELD L.L.C..,
                                    a Delaware limited liability company

                                  By: SLT Realty Limited Partnership,
                                      a Delaware limited partnership,
                                      its managing member

                                      By:  Starwood Hotels & Resorts,
                                             a Maryland real estate investment
                                             trust, its general partner



                                           By:_________________________________
                                              Name:
                                              Title:

                                  SLT ST. LOUIS L.L.C.,
                                    a Delaware limited liability company

                                  By: SLT Realty Limited Partnership,
                                        a Delaware limited partnership, its
                                        managing member

                                      By: Starwood Hotels & Resorts,
                                            a Maryland real estate investment
                                            trust, its general partner


                                          By:__________________________________
                                             Name:
                                             Title:


                                  SLT TUCSON L.L.C.,
                                    a Delaware limited liability company

                                  By: SLT Realty Limited Partnership,
                                        a Delaware limited partnership, its
                                        managing member

                                      By:  Starwood Hotels & Resorts,
                                             a Maryland real estate investment
                                             trust, its general partner

                                           By:_________________________________
                                              Name:
                                              Title:


                                  STARLEX L.L.C.,
                                    a New York limited liability company

                                  By: SLT Realty Limited Partnership,
                                      a Delaware limited partnership, its
                                      managing member

                                      By:  Starwood Hotels & Resorts,
                                             a Maryland real estate investment
                                             trust, its general partner

                                           By:_________________________________
                                              Name:
                                              Title:

                                  STARWOOD ATLANTA II L.L.C.,
                                    a Delaware limited liability company

                                  By: SLT Realty Limited Partnership,
                                      a Delaware limited partnership, its
                                      managing member

                                      By: Starwood Hotels & Resorts,
                                            a Maryland real estate investment
                                            trust, its general partner

                                          By:__________________________________
                                             Name:
                                            Title:


                                  STARWOOD ATLANTA L.L.C.,
                                    a Delaware limited liability company

                                  By: SLT Realty Limited Partnership,
                                      a Delaware limited partnership, its
                                      managing member

                                      By: Starwood Hotels & Resorts,
                                            a Maryland real estate investment
                                            trust, its general partner

                                          By:__________________________________
                                             Name:
                                             Title:


                                  STARWOOD MISSION HILLS, L.L.C.,
                                    a Delaware limited liability company

                                  By: SLT Realty Limited Partnership,
                                      a Delaware limited partnership, its
                                      managing member

                                      By:  Starwood Hotels & Resorts,
                                             a Maryland real estate investment
                                             trust, its general partner

                                           By:_________________________________
                                              Name:
                                              Title:

                                  STARWOOD NEEDHAM L.L.C.,
                                    a Delaware limited liability company

                                  By: SLT Realty Limited Partnership,
                                        a Delaware limited partnership, its
                                        managing member

                                      By:   Starwood Hotels & Resorts
                                              a Maryland real estate investment
                                              trust, its general partner

                                            By:________________________________
                                               Name:
                                               Title:


                                  STARWOOD WALTHAM LLC,
                                    a Delaware limited liability company

                                  By: SLT Realty Limited Partnership,
                                        a Delaware limited partnership, its
                                        managing member

                                      By:  Starwood Hotels & Resorts,
                                           a Maryland real estate investment
                                           trust, its general partner

                                           By:_________________________________
                                              Name:
                                             Title:

                                  VIRGINIA HOTEL ASSOCIATES, L.P.,
                                    a Delaware limited partnership

                                  By: SLT Realty Limited Partnership,
                                        a Delaware limited partnership, its
                                        general partner

                                      By:  Starwood Hotels & Resorts,
                                             a Maryland real estate investment
                                             trust, its general partner

                                           By:_________________________________
                                              Name:
                                              Title:


                                  W&S DENVER CORP.

                                  By:__________________________________________
                                     Name:
                                     Title:

                                  W&S SEATTLE CORP.,
                                    a Delaware corporation

                                  By:__________________________________________
                                     Name:
                                     Title:


                                  W&S REALTY CORPORATION OF DELAWARE,
                                    a Delaware corporation

                                  By:__________________________________________
                                     Name:
                                     Title:


                                  BENJAMIN FRANKLIN HOTEL,
                                    INCORPORATED, a Washington
                                    corporation

                                  By:__________________________________________
                                     Name:
                                     Title:


                                  WESTIN SEATTLE HOTEL COMPANY,
                                    a Washington general partnership

                                  By: W&S Realty Corporation of Delaware,
                                        a Delaware corporation, its general
                                        partnership

                                      By:______________________________________
                                         Name:
                                         Title:


                                  By: Benjamin Franklin Hotel, Incorporated,
                                        a Washington corporation

                                      By:______________________________________
                                         Name:
                                         Title:


                                  W&S LAUDERDALE CORPORATION,
                                    a Delaware corporation

                                  By:__________________________________________
                                     Name:
                                     Title:

                                  LAUDERDALE HOTEL COMPANY,
                                    a Delaware corporation

                                  By:__________________________________________
                                     Name:
                                     Title:


                                  WESTIN BAY HOTEL CO.,
                                    a Delaware corporation

                                  By:__________________________________________
                                     Name:
                                     Title:

                                  CINCINNATI PLAZA CO.,
                                    a Delaware corporation

                                  By:__________________________________________
                                     Name:
                                     Title:


                                  SOUTH COAST WESTIN HOTEL CO.,
                                    a Delaware corporation

                                  By:__________________________________________
                                     Name:
                                     Title:


                                  TOWNHOUSE MANAGEMENT INC.,
                                    a Delaware corporation

                                  By:__________________________________________
                                     Name:
                                     Title:

                                  HEI HOTELS, L.L.C.

                                  By: SLC Operating Limited Partnership,
                                        a Delaware limited partnership,
                                        its managing member

                                      By:  Starwood Hotels & Resorts Worldwide,
                                             Inc., a Maryland corporation, its
                                             general partner

                                           By:_________________________________
                                              Name:
                                              Title:


                                  MIDLAND BUILDING CORPORATION,
                                    an Illinois corporation

                                  By:__________________________________________
                                     Name:
                                     Title:


                                  MIDLAND HOLDING CORPORATION,
                                    an Illinois corporation

                                  By:__________________________________________
                                     Name:
                                     Title:

                                  MIDLAND HOTEL CORPORATION,
                                    an Illinois corporation

                                  By:__________________________________________
                                     Name:
                                     Title:


                                  MILWAUKEE BROOKFIELD L.P.,
                                    a Wisconsin limited partnership

                                  By: SLC Operating Limited Partnership,
                                      a Delaware limited partnership, its
                                      general partner

                                      By: Starwood Hotels & Resorts Worldwide,
                                          Inc. a Maryland corporation, its
                                          general partner

                                          By:__________________________________
                                             Name:
                                             Title:


                                  MOORLAND HOTEL LIMITED PARTNERSHIP,
                                    a Wisconsin limited partnership

                                  By: Milwaukee Brookfield L.P.,
                                        a Wisconsin limited partnership, its
                                        general partner

                                  By:  SLC Operating Limited Partnership,
                                         a Delaware limited partnership, its
                                         general partner

                                       By: Starwood Hotels & Resorts, Worldwide,
                                             Inc., a Maryland corporation,
                                             its general partner

                                           By:_________________________________
                                              Name:
                                              Title:

                                  OPERATING PHILADELPHIA LLC,
                                    a Delaware limited liability company

                                  By:  SLC Operating Limited Partnership,
                                       a Delaware limited partnership, its
                                       managing member

                                       By: Starwood Hotels & Resorts Worldwide,
                                           Inc., a Maryland corporation,
                                           its general partner

                                           By:_________________________________
                                              Name:
                                              Title:


                                  SLC ALLENTOWN LLC,
                                    a Delaware limited liability company

                                  By:  SLC Operating Limited Partnership,
                                         a Delaware limited partnership, its
                                         managing member

                                       By: Starwood Hotels & Resorts Worldwide,
                                           Inc., a Maryland corporation, its
                                           general partner

                                           By:_________________________________
                                              Name:
                                              Title:


                                  SLC ARLINGTON L.L.C.
                                    a Delaware limited liability company

                                  By: SLC Operating Limited Partnership
                                        a Delaware limited partnership, its
                                        managing member

                                      By: Starwood Hotels & Resorts Worldwide
                                          Inc., a Maryland corporation, its
                                          general partner

                                          By:__________________________________
                                             Name:
                                             Title:

                                  SLC ASPEN DEAN STREET, LLC,
                                    a Delaware limited liability company

                                  By:  SLC Operating Limited Partnership,
                                         a Delaware limited partnership,
                                         its managing member

                                       By:  Starwood Hotels & Resorts Worldwide,
                                              Inc., a Maryland corporation, its
                                              general partner

                                             By:_______________________________
                                                Name:
                                                Title:


                                  SLC ATLANTA II LLC,
                                    a Delaware limited liability company

                                  By:  SLC Operating Limited Partnership,
                                         a Delaware limited partnership, its
                                         managing member

                                       By:  Starwood Hotels & Resorts Worldwide,
                                              Inc., a Maryland corporation, its
                                              general partner

                                            By:________________________________
                                               Name:
                                               Title:


                                  SLC ATLANTA LLC,
                                    a Delaware limited liability company

                                  By:  SLC Operating Limited Partnership,
                                         a Delaware limited partnership, its
                                         managing member

                                       By:  Starwood Hotels & Resorts Worldwide,
                                            Inc., a Maryland corporation, its
                                            general partner

                                            By:________________________________
                                               Name:
                                               Title:

                                  SLC BLOOMINGTON LLC,
                                    a Delaware limited liability company

                                  By:  SLC Operating Limited Partnership,
                                         a Delaware limited partnership, its
                                         managing member

                                       By:  Starwood Hotels & Resorts Worldwide,
                                              Inc., a Maryland corporation, its
                                              general partner

                                            By:________________________________
                                               Name:
                                               Title:


                                  SLC-CALVERTON LIMITED PARTNERSHIP,
                                    a Delaware limited partnership

                                  By:  SLC Operating Limited Partnership,
                                         a Delaware limited partnership, its
                                         general partner

                                       By:  Starwood Hotels & Resorts Worldwide,
                                              Inc., a Maryland corporation, its
                                              general partner

                                            By:________________________________
                                               Name:
                                               Title:

                                  SLC CENTRAL PARK SOUTH, LLC,
                                    a Delaware limited liability company

                                    By:  SLC Operating Limited Partnership,
                                           a Delaware limited partnership,
                                           its managing member

                                         By:  Starwood Hotels & Resorts
                                              Worldwide, Inc., a Maryland
                                              corporation, its managing general
                                              partner


                                              By:______________________________
                                                 Name:
                                                 Title:

                                  SLC DANIA LLC,
                                    a Delaware limited liability company

                                  By:  SLC Operating Limited Partnership,
                                         a Delaware limited partnership, its
                                         managing member

                                       By:  Starwood Hotels & Resorts Worldwide,
                                              Inc., a Maryland corporation, its
                                              general partner

                                            By:________________________________
                                               Name:
                                               Title:

                                  SLC DC MASSACHUSETTS AVENUE, LLC,
                                  a Delaware limited liability company

                                  By: SLC Operating Limited Partnership,
                                      a Delaware limited partnership,
                                      its managing member

                                      By: Starwood Hotels & Resorts Worldwide,
                                          Inc., a Maryland corporation,
                                          its managing general partner


                                          By:___________________________________
                                             Name:
                                             Title:

                                  SLC HOUSTON BRIAR OAKS, LP,
                                  a Delaware limited partnership

                                  By: SLC Operating Limited Partnership,
                                      a Delaware limited partnership,
                                      its managing general partner

                                      By: Starwood Hotels and Resorts Worldwide,
                                          Inc., a Maryland corporation, its
                                          managing general partner


                                          By:___________________________________
                                             Name:
                                             Title:

                                  SLC INDIANAPOLIS LLC

                                  By: SLC Operating Limited Partnership,
                                      a Delaware limited partnership,
                                      its managing member

                                      By: Starwood Hotels & Resorts Worldwide,
                                          Inc., a Maryland corporation, its
                                          general partner


                                          By:___________________________________
                                             Name:
                                             Title:

                                  SLC KANSAS CITY L.L.C.,
                                  a Delaware limited liability company

                                  By: SLC Operating Limited Partnership,
                                      a Delaware limited partnership, its
                                      managing member

                                      By: Starwood Hotels & Resorts Worldwide,
                                          Inc., a Maryland corporation, its
                                          general partner

                                          By:___________________________________
                                             Name:
                                             Title:


                                  SLC LOS ANGELES, LLC,
                                  a Delaware limited liability company

                                  By: SLC Operating Limited Partnership,
                                      a Delaware limited partnership, its
                                      managing member

                                      By: Starwood Hotels & Resorts Worldwide,
                                          Inc., a Maryland corporation, its
                                          general partner


                                          By:___________________________________
                                             Name:
                                             Title:

                                  SLC MINNEAPOLIS LLC,
                                  a Delaware limited liability company

                                  By: SLC Operating Limited Partnership,
                                      a Delaware limited partnership, its
                                      managing member

                                      By: Starwood Hotels & Resorts Worldwide,
                                          Inc., a Maryland corporation, its
                                          general partner


                                          By:___________________________________
                                             Name:
                                             Title:

                                  SLC NEEDHAM, LLC,
                                  a Delaware limited liability company

                                  By: SLC Operating Limited Partnership,
                                      a Delaware limited partnership, its
                                      managing member

                                      By: Starwood Hotels & Resorts Worldwide,
                                          Inc. a Maryland corporation, its
                                          general partner


                                          By:___________________________________
                                             Name:
                                             Title:

                                  SLC OPERATING LIMITED PARTNERSHIP,
                                  a Delaware limited partnership

                                  By: Starwood Hotels & Resorts Worldwide, Inc.,
                                      a Maryland corporation, its general
                                      partner

                                      By:_______________________________________
                                         Name:
                                         Title:

                                  SLC PALM DESERT LLC,
                                  a Delaware limited liability company

                                  By: SLC Operating Limited Partnership,
                                      a Delaware limited partnership, its
                                      managing member

                                      By: Starwood Hotels & Resorts Worldwide,
                                          Inc., a Maryland corporation, its
                                          general partner


                                          By:___________________________________
                                             Name:
                                             Title:

                                  SLC SAN DIEGO LLC,
                                  a Delaware limited liability company

                                  By: SLC Operating Limited Partnership,
                                      a Delaware limited partnership, its
                                      managing member

                                      By: Starwood Hotels & Resorts Worldwide,
                                          Inc. a Maryland corporation, its
                                          general partner


                                          By:___________________________________
                                             Name:
                                             Title:

                                  SLC SOUTHFIELD LLC,
                                  a Delaware limited liability company

                                  By: SLC Operating Limited Partnership,
                                      a Delaware limited partnership,
                                      its managing member

                                      By: Starwood Hotels & Resorts Worldwide,
                                          Inc. a Maryland corporation, its
                                          general partner


                                          By:___________________________________
                                             Name:
                                             Title:

                                  SLC ST. LOUIS L.L.C.,
                                  a Delaware limited liability company

                                  By: SLC Operating Limited Partnership,
                                      a Delaware limited partnership, its
                                      managing member

                                      By: Starwood Hotels & Resorts Worldwide,
                                          Inc. a Maryland corporation, its
                                          general partner


                                          By:___________________________________
                                             Name:
                                             Title:

                                  SLC TUCSON LLC,
                                  a Delaware limited liability company

                                  By: SLC Operating Limited Partnership,
                                      a Delaware limited partnership, its
                                      managing member

                                      By: Starwood Hotels & Resorts Worldwide,
                                          Inc., a Maryland corporation, its
                                          general partner


                                          By:___________________________________
                                             Name:
                                             Title:

                                  SLC WALTHAM LLC,
                                  a Delaware limited liability company

                                  By: SLC Operating Limited Partnership,
                                      a Delaware limited partnership, its
                                      managing member

                                      By: Starwood Hotels & Resorts Worldwide,
                                          Inc., a Maryland corporation, its
                                          general partner


                                          By:___________________________________
                                             Name:
                                             Title:

                                  STARWOOD MANAGEMENT COMPANY,
                                  LLC, a Delaware limited liability company

                                  By: SLC Operating Limited Partnership, a
                                      Delaware limited partnership,
                                      its managing member

                                      By: Starwood Hotels and Resorts
                                          Worldwide, Inc., a Maryland
                                          corporation, its general partner



                                          By:___________________________________
                                             Name:
                                             Title:

                                  WESTIN PREMIER, INCORPORATED,
                                  a Delaware corporation


                                  By:___________________________________________
                                     Name:
                                     Title:

                                  WESTIN VACATION MANAGEMENT CORPORATION,
                                  a Delaware corporation


                                  By:___________________________________________
                                     Name:
                                     Title:

                                  WESTIN VACATION EXCHANGE COMPANY,
                                  a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  WVC RANCHO MIRAGE, INCORPORATED,
                                  a Delaware corporation


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  WESTIN ASSET MANAGEMENT COMPANY, a Delaware company


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  WESTIN HOTEL COMPANY,
                                  a Delaware company


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  W&S ATLANTA CORPORATION,
                                  a Delaware corporation


                                  By:___________________________________________
                                     Name:
                                     Title:

                                  ITT SHERATON CORPORATION,
                                  a Delaware corporation,

                                  By:___________________________________________
                                     Name:
                                     Title:

                                  DESTINATION SERVICES OF SCOTTSDALE,
                                  INC., a Delaware corporation


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  GENERAL FIDUCIARY CORPORATION,
                                  a Massachusetts corporation


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  GLOBAL CONNEXIONS, INC.,
                                  a Delaware corporation


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  SHERATON INTER-AMERICAS, LTD.,
                                  a Delaware corporation


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  HUDSON SHERATON LLC,
                                  a New York limited liability company


                                  By:___________________________________________
                                     Name:
                                     Title:

                                  ITT SHERATON RESERVATIONS CORPORATION,
                                  a Delaware corporation


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  MANHATTAN SHERATON CORPORATION,
                                  a New York corporation


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  SAN DIEGO SHERATON CORPORATION,
                                  a Delaware corporation


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  SAN FERNANDO SHERATON CORPORATION,
                                  a Delaware corporation


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  SHERATON 45 PARK CORPORATION,
                                  a Delaware corporation


                                  By:___________________________________________
                                     Name:
                                     Title:

                                  SHERATON ARIZONA CORPORATION,
                                  a Delaware corporation


                                  By:___________________________________________
                                     Name:
                                     Title:

                                  SHERATON ASIA-PACIFIC CORPORATION,
                                  a Delaware corporation

                                  By:___________________________________________
                                     Name:
                                     Title:


                                  SHERATON BLACKSTONE CORPORATION,
                                  a Delaware corporation

                                  By:___________________________________________
                                     Name:
                                     Title:


                                  SHERATON BOSTON CORPORATION,
                                  a Massachusetts corporation

                                  By:___________________________________________
                                     Name:
                                     Title:



                                  SHERATON CALIFORNIA CORPORATION,
                                  a Delaware corporation


                                  By:___________________________________________
                                     Name:
                                     Title:

                                  SHERATON CAMELBACK CORPORATION,
                                  a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  SHERATON FLORIDA CORPORATION,
                                  a Delaware corporation

                                  By:___________________________________________
                                     Name:
                                     Title:



                                  SHERATON HARBOR ISLAND CORPORATION,
                                  a Delaware corporation

                                  By:___________________________________________
                                     Name:
                                     Title:


                                  SHERATON HARTFORD CORPORATION,
                                  a Connecticut corporation

                                  By:___________________________________________
                                     Name:
                                     Title:



                                  SHERATON HAWAII HOTELS CORPORATION,
                                  a Hawaii corporation

                                  By:___________________________________________
                                     Name:
                                     Title:

                                  SHERATON INTERNATIONAL, INC.,
                                  a Delaware corporation

                                  By:___________________________________________
                                     Name:
                                     Title:



                                  SHERATON INTERNATIONAL DE MEXICO, INC.,
                                  a Delaware corporation

                                  By:___________________________________________
                                     Name:
                                     Title:

                                  SHERATON MANAGEMENT CORPORATION,
                                  a Delaware corporation

                                  By:___________________________________________
                                     Name:
                                     Title:


                                  SHERATON OVERSEAS MANAGEMENT
                                  CORPORATION, a Delaware corporation

                                  By:___________________________________________
                                     Name:
                                     Title:

                                  SHERATON WARSAW CORPORATION,
                                  a Delaware corporation

                                  By:___________________________________________
                                     Name:
                                     Title:

                                  SHERATON MARKETING CORPORATION, a
                                  Delaware corporation

                                  By:___________________________________________
                                     Name:
                                     Title:


                                  SHERATON MIAMI CORPORATION,
                                  a Delaware corporation

                                  By:___________________________________________
                                     Name:
                                     Title:

                                  SHERATON MIDDLE EAST MANAGEMENT
                                  CORPORATION, a Delaware corporation

                                  By:___________________________________________
                                     Name:
                                     Title:


                                  SHERATON NEW YORK CORPORATION,
                                  a New York corporation

                                  By:___________________________________________
                                     Name:
                                     Title:


                                  SHERATON OVERSEAS TECHNICAL
                                  SERVICES CORPORATION,
                                  a Delaware corporation

                                  By:___________________________________________
                                     Name:
                                     Title:

                                  SHERATON PEACHTREE CORPORATION, a
                                  Delaware corporation

                                  By:___________________________________________
                                     Name:
                                     Title:

                                  SHERATON PHOENICIAN CORPORATION,
                                  a Delaware corporation

                                  By:___________________________________________
                                     Name:
                                     Title:


                                  SHERATON SAVANNAH CORPORATION,
                                  a Delaware corporation

                                  By:___________________________________________
                                     Name:
                                     Title:


                                  SHERATON SERVICES CORPORATION,
                                  a Delaware corporation

                                  By:___________________________________________
                                     Name:
                                     Title:

                                  SOUTH CAROLINA SHERATON CORPORATION,
                                  a Delaware corporation

                                  By:___________________________________________
                                     Name:
                                     Title:

                                  ST. REGIS SHERATON CORPORATION,
                                  a New York corporation

                                  By:___________________________________________
                                     Name:
                                     Title:


                                  WORLDWIDE FRANCHISE SYSTEMS, INC.,
                                  a Delaware corporation

                                  By:___________________________________________
                                     Name:
                                     Title:


                                  SHERATON VERMONT CORPORATION, a
                                  Vermont corporation

                                  By:___________________________________________
                                     Name:
                                     Title:

                                  ITT BROADCASTING CORPORATION, a
                                  Delaware corporation

                                  By:___________________________________________
                                     Name:
                                     Title:

                                  WESTIN LICENSE COMPANY,
                                  a Delaware company


                                  By:___________________________________________
                                     Name:
                                     Title:

                                  WESTIN INTERNATIONAL SERVICES
                                  COMPANY, a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  WESTIN ASIA MANAGEMENT HOLDING
                                  COMPANY, a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  WESTIN ASIA MANAGEMENT COMPANY,
                                  a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  WESTIN CANADA MANAGEMENT
                                  COMPANY, a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  WESTIN OTTAWA MANAGEMENT
                                  COMPANY, a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  WESTIN MEXICO MANAGEMENT COMPANY,
                                  a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  WESTIN CHARLOTTE MANAGEMENT
                                  COMPANY, a Delaware corporation



                                  By:___________________________________________
                                    Name:
                                    Title:


                                  WESTIN RIVER NORTH MANAGEMENT
                                  COMPANY, a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  WESTIN HILTON HEAD MANAGEMENT
                                  COMPANY, a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  WESTIN KANSAS CITY MANAGEMENT
                                  COMPANY, a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  WESTIN MAUI MANAGEMENT COMPANY,
                                  a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  WESTIN BOSTON MANAGEMENT HOLDING
                                  COMPANY, a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  WESTIN BOSTON MANAGEMENT COMPANY,
                                  a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  WESTIN CENTURY CITY MANAGEMENT
                                  HOLDING COMPANY, a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  WESTIN CENTURY CITY MANAGEMENT
                                  COMPANY, a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  WESTIN NEW ORLEANS MANAGEMENT
                                  COMPANY, a Delaware corporation


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  WESTIN ORLANDO MANAGEMENT
                                  COMPANY, a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  WESTIN SANTA CLARA MANAGEMENT
                                  COMPANY, a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  WESTIN TUCSON MANAGEMENT COMPANY,
                                  a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  WESTIN INTERNATIONAL MANAGEMENT
                                  COMPANY, a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  WESTIN INNISBROOK MANAGEMENT
                                  COMPANY, a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  WESTIN FRANCE MANAGEMENT
                                  COMPANY, a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  WESTIN PITTSBURGH MANAGEMENT
                                  HOLDING COMPANY, a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  WESTIN PITTSBURGH MANAGEMENT
                                  COMPANY, a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  WESTIN PEACHTREE MANAGEMENT
                                  COMPANY, a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  WESTIN DALLAS MANAGEMENT COMPANY,
                                  a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  WESTIN RIVERWALK MANAGEMENT
                                  COMPANY, a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  WESTIN REPRESENTATION COMPANY,
                                  a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  WESTIN LICENSE COMPANY SOUTH,
                                  a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  WESTIN LICENSE COMPANY NORTH,
                                  a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  WESTIN LICENSE COMPANY EAST,
                                  a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  WESTIN LICENSE COMPANY WEST,
                                  a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  WESTIN FRANCHISE COMPANY,
                                  a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  SHERATON O'HARE CORPORATION,
                                  a Delaware corporation



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  BANKERS TRUST COMPANY, Individually and
                                  as Administrative Agent and as Paying Agent



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  THE CHASE MANHATTAN BANK,
                                  Individually and as Administrative Agent



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  LEHMAN COMMERCIAL PAPER, INC.,
                                  Individually and as Syndication Agent



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  BANK OF MONTREAL, CHICAGO BRANCH
                                  Individually and as Syndication Agent



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  ARAB BANKING CORPORATION (B.S.C.)



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  BANCA POPOLARE DI MILANO


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  BANKBOSTON, N.A.



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  BANK LEUMI USA



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  THE BANK OF TOKYO-MITSUBISHI,
                                  LIMITED, NEW YORK BRANCH



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  BANK POLSKA KASA OPIEKI S.A.
                                  PEKAO S.A. GROUP, NEW YORK BRANCH



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  BANQUE PARIBAS

                                  By:___________________________________________
                                     Name:
                                     Title:


                                  By:___________________________________________
                                     Name:
                                     Title:

                                  BANQUE WORMS CAPITAL CORP.



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  BEAR STEARNS INVESTMENT
                                  PRODUCTS INC.



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  BARCLAYS BANK PLC



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  CANADIAN IMPERIAL BANK OF COMMERCE


                                  By:___________________________________________
                                     Name:
                                     Title:



                                  CHANG HWA COMMERCIAL BANK, LTD.,
                                  NEW YORK BRANCH



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  CHIAO TUNG BANK CO., LTD.
                                  NEW YORK AGENCY



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  CITIBANK, N.A.


                                  By:___________________________________________
                                     Name:
                                     Title:

                                  COMPAGNIE FINANCIERE DE CIC ET DE
                                  L'UNION EUROPEENNE



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  CREDIT LYONNAIS NEW YORK BRANCH



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  CREDIT SUISSE FIRST BOSTON



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  CREDITO ITALIANO


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  By:___________________________________________
                                     Name:

                                     Title:


                                  DEUTSCHE BANK AG NEW YORK
                                  AND/OR CAYMAN ISLANDS BRANCH



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  DOMINION BANK


                                  By:___________________________________________
                                     Name:

                                  ERSTE BANK DER OESTERREICHISCHEN
                                  SPARKASSEN AG



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  FIRST COMMERCIAL BANK



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  FIRST SECURITY BANK, N.A.



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  FLEET BANK, N.A.


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  GENERAL MOTORS CASH MANAGEMENT
                                  MASTER TRUST


                                  By:___________________________________________
                                     Name:
                                     Title:



                                  GENERAL ELECTRIC CAPITAL
                                  CORPORATION


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  GOLDMAN SACHS CREDIT PARTNERS L.P.



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  GULF INTERNATIONAL BANK B.S.C.

                                  By:___________________________________________
                                     Name:
                                     Title:


                                  HUA NAN COMMERCIAL BANK, LTD.
                                  NEW YORK AGENCY



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  INDOSUEZ CAPITAL FUNDING IIA,
                                  FUNDING


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  THE INDUSTRIAL BANK OF JAPAN,
                                  LIMITED NEW YORK BRANCH



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  ISTITUTO BANCARIO DI TORINO SpA


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  KZH-CNC CORPORATION


                                  By:___________________________________________
                                     Name:
                                     Title:

                                  LAND BANK OF TAWAIN, LOS ANGELES
                                  BRANCH


                                  By:___________________________________________
                                     Name:
                                     Title:

                                  THE LONG TERM CREDIT BANK OF
                                  JAPAN, LTD.


                                  By:___________________________________________
                                     Name:
                                     Title:

                                  MITSUBISHI TRUST & BANKING
                                  CORPORATION


                                  By:___________________________________________
                                     Name:
                                     Title:



                                  ML CLO STERLING (Cayman) LTD.



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  NATIONSBANK, N.A.

                                  By:___________________________________________
                                     Name:
                                     Title:

                                  THE ROYAL BANK OF SCOTLAND, PLC


                                  By:___________________________________________
                                     Name:
                                     Title:

                                  SOCIETE GENERALE, SOUTHWEST AGENCY


                                  By:___________________________________________
                                     Name:
                                     Title:

                                  SOUTHERN PACIFIC BANK



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  THE SUMITOMO BANK, LIMITED,
                                  NEW YORK BRANCH



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  WACHOVIA BANK, N.A.



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  WESTDEUTSCHE LANDESBANK
                                  GIROZENTRALE



                                  By:___________________________________________
                                     Name:
                                     Title:


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                  INCOME TRUST

                                  By:___________________________________________

                                  By:___________________________________________


                                  VAN KAMPEN CLO I, LIMITED

                                  By: Van Kampen American Capital
                                      Management Inc., as collateral
                                      manager


                                      By:_______________________________________


                                  THE TORONTO DOMINION BANK

                                  By:___________________________________________
                                     Name:
                                     Title:

                          ACKNOWLEDGMENT AND AGREEMENT

      Each of the undersigned, each being a Guarantor (other than the Guarantors which are already signatories to the foregoing Fourth Amendment as Borrowers) hereby acknowledges and agrees to the provisions of the Fourth Amendment to Credit Agreement to which this acknowledgment and agreement is attached (as well as to the provisions of all prior amendments to the Credit Agreement), and without limiting the foregoing, each of the undersigned expressly acknowledges and agrees to the provisions contained as Article II of the foregoing Fourth Amendment.

                                                                         Annex A
                                                             TO FOURTH AMENDMENT


                          FORM OF ASSUMPTION AGREEMENT

                                                           Date __________, 19__

            Reference is made to the Credit Agreement described in Item 2 of Annex I hereto (as such Credit Agreement may hereafter be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Unless defined in Annex I hereto, terms defined in the Credit Agreement are used herein as therein defined. Each of Starwood Hotels & Resorts, a Maryland real estate investment trust ("Starwood REIT"), SLT Realty Limited Partnership, a Delaware limited partnership ("SLT RLP"), Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation (the "Corporation") and ITT Corporation, a Nevada corporation ("ITT" and, together with Starwood REIT, SLT RLP and the Corporation, the "Starwood Entities") and _______________________ (the "New Lender") hereby agree as follows:

            1. In accordance with the terms of the Credit Agreement (and the Fourth Amendment thereto) the New Lender hereby acknowledges and agrees that it hereby makes (x) a New Tranche II Term Loan Commitment (as defined in the Fourth Amendment) in the amount specified in Item 4 of Annex I hereto and (y) a New Revolving Loan Commitment in the amount specified in Item 4 of Annex I hereto (which shall result in Alternate Currency Revolving Loan Sub-Commitments and/or a Non-Alternate Currency Revolving Loan Sub-Commitment with respect thereto as also specified in Item 4 of Annex I hereto (which sub-commitments must, in aggregate, equal the amount of the New Revolving Loan Commitment)). The New Lender further agrees to make Loans pursuant to its New Commitments (as defined in the Fourth Amendment) in accordance with the requirements of the Credit Agreement and the Fourth Amendment. If any New Revolving Loan Commitment is furnished, the Lender also acknowledges and agrees that it shall acquire participations in Letters of Credit in accordance with the terms of the Credit Agreement and the Fourth Amendment.

            2. The New Lender acknowledges and agrees that no Agent and no other Lender (i) makes any representation or warranty or assumes any responsibility with respect to the financial condition of the Parent Companies or any of their Subsidiaries or the performance or observance by the Parent Companies or any of their Subsidiaries of any of their respective obligations under the Credit Agreement or the other Credit Documents to which they are a party or any other instrument or document furnished pursuant thereto or (ii) makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto.

            3. The New Lender (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assumption Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Transferee as defined in the Credit Agreement; (iv) appoints and authorizes the

                                                                         Annex A
                                                             to Fourth Amendment
                                                                          Page 2


Administrative Agents and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agents and the Collateral Agent, by the terms thereof, together with such powers as are reasonably incidental thereto; [and] (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Lender; [and (vi) to the extent legally entitled to do so, attaches the forms described in Section 13.04(b) of the Credit Agreement.](1)

            4. Following the execution of this Assumption Agreement by the Starwood Entities and the New Lender, an executed original hereof (together with all attachments) will be delivered to the Paying Agent. The effective date of this Assumption Agreement shall be the date of execution hereof by the Starwood Entities and the New Lender, the receipt of the consent of the Paying Agent and, if any New Revolving Loan Commitment is made, the consent of the Swingline Lender and each Issuing Bank, the receipt by the Paying Agent of the administrative fee referred to in Section 13.04(b) of the Credit Agreement and the recordation of the assignment effected hereby on the Register by the Paying Agent as provided in Section 13.15 of the Credit Agreement, or such later date, if any, which may be specified in Item 5 of Annex I hereto (the "New Commitment Effective Date").

            5. Upon the delivery of a fully executed original hereof to the Paying Agent, as of the New Commitment Effective Date, the New Lender shall be a party to the Credit Agreement and, to the extent provided in this Assumption Agreement, have the rights and obligations of a Lender thereunder and under the other Credit Documents.

            6. It is agreed that the New Lender shall be entitled to (x) interest on the Loans made by it; (y) Commitment Commission (if applicable); and
(z) Letter of Credit Fees (if applicable) on the New Lender's participation in all Letters of Credit, in each case at the rates specified in the Credit Agreement, for periods after such extensions of credit are made by such New Lender pursuant to this Assumption Agreement and the terms of the Credit Agreement..

            7. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

----------

(1) Include if the New Lender is organized under the laws of a jurisdiction outside of the United States.

                                                                         Annex A
                                                             to Fourth Amendment
                                                                          Page 3


            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Assumption Agreement, as of the date first above written, such execution also being made on Annex I hereto.

 Accepted this ____ day
 of __________, 19__
                                  STARWOOD HOTELS & RESORTS,
                                  a Maryland real estate investment trust



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  STARWOOD HOTELS & RESORTS
                                  WORLDWIDE, INC., a Maryland corporation



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  SLT REALTY LIMITED PARTNERSHIP,
                                  a Delaware limited partnership

                                  By: Starwood Hotels & Resorts, a Maryland
                                      real estate investment trust, its
                                      general partner



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  ITT CORPORATION, a Nevada corporation



                                  By:___________________________________________
                                     Name:
                                     Title:

                                                                         Annex A
                                                             to Fourth Amendment
                                                                          Page 4


                                  [NAME OF NEW LENDER],
                                  as a New Lender

                                  By____________________________________________
                                    Title:

Acknowledged and Agreed as of _________ ___, 19__:


BANKERS TRUST COMPANY,
as Paying Agent

By__________________________
  Title:


[NAME OF SWINGLINE LENDER], as Swingline Lender


By__________________________
  Title:

[NAME OF EACH ISSUING BANK], as an Issuing Bank


By__________________________
  Title:](2)


(2) The consent of the Swingline Lender and each Issuing Bank is required with respect to New Revolving Loan Commitments.

                                                                         Annex 1
                                                         to Assumption Agreement

                         ANNEX FOR ASSUMPTION AGREEMENT

1.    Borrowers:        Starwood Hotels & Resorts
                        Starwood Hotels & Resorts Worldwide, Inc.
                        SLT Realty Limited Partnership
                        ITT Corporation
                        [Alternative Currency Revolving Loan Borrower]

2.    Name and Date of Credit Agreement:

      Credit Agreement, dated as of February 23, 1998, among Starwood Hotels & Resorts, SLT Realty Limited Partnership, Starwood Hotels & Resorts Worldwide, Inc., ITT Corporation (as successor in interest to Chess Acquisition Corp.), each Alternate Currency Revolving Loan Borrower from time to time party thereto, the Lenders from time to time party thereto, Bankers Trust Company and The Chase Manhattan Bank, as Administrative Agents, and Lehman Commercial Paper Inc. and Bank of Montreal, as Syndication Agents, as amended, modified or supplemented to the date hereof.

3.    Date of Assumption Agreement:

4.    Amounts (as of date of item #3 above):


Tranche I Term Loans

a.  Aggregate Outstanding Principal Amount for all Lenders     $______


Tranche II Term Loans


a. Aggregate Outstanding Principal            $__________
Amount for all Lenders (before
giving effect to New Commitment
Effective Date)

b. New Tranche II Term Loan                   $__________
Commitment of New Lender


                                Revolving          Pounds Sterling   Canadian Dollar   French Franc      Non-Alternate
                                Loan Commitments   Revolving Loan    Revolving Loan    Revolving Loan    Currency Revolving
                                                   Sub-Commitments   Sub-Commitments   Sub-Commitments   Loan Sub-Commitments
a. Aggregate Amount
for all Lenders before giving   $__________        $__________       $__________       $__________       $__________
effect to New Commitment
Effective Date

                                                                         Annex 1
                                                         to Assumption Agreement
                                                                          Page 2


b. Amount of New Revolving      $__________        $__________       $__________       $__________       $__________](3)
Loan Commitment of New
Lender (and related Sub-
Commitments)


                               [Outstanding Principal        Outstanding         Outstanding Principal   Outstanding Principal
                                      of Dollar               Principal           of Canadian Dollar        of French Franc
                                   Revolving Loans        of Pounds Sterling       Revolving Loans          Revolving Loans
                                                           Revolving Loans
a. Aggregate Amount                  $__________       pound sterling__________     Cdn.$_________           FF__________]
for all Lenders before giving
effect to New Commitment
Effective Date

5.    New Commitment Effective Date:


6.    Notice:

            NEW LENDER:
            _____________________
            _____________________
            _____________________
            _____________________
            Attention:
            Telephone:
            Telecopier:
            Reference:

            Payment Instructions:

            NEW LENDER:
            _____________________
            _____________________
            _____________________
            _____________________
            Attention:
            Reference:


----------
(3) The sum of the Pounds Sterling Revolving Loan Sub-Commitment(s), the Canadian Dollar Revolving Loan Sub-Commitment(s), the French Franc Revolving Loan Sub-Commitment(s) and the Non-Alternate Currency Revolving Loan Sub-Commitment(s) shall equal the Revolving Loan Commitment(s).

                                                                         Annex 1
                                                         to Assumption Agreement
                                                                          Page 3


Accepted and Agreed:


[NAME OF NEW LENDER]

By__________________________      STARWOOD HOTELS & RESORTS,
                                  a Maryland real estate investment trust


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  STARWOOD HOTELS & RESORTS
                                  WORLDWIDE, INC., a Maryland corporation



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  SLT REALTY LIMITED PARTNERSHIP,
                                  a Delaware limited partnership

                                  By: Starwood Hotels & Resorts, a Maryland
                                      real estate investment trust, its general
                                      partner



                                  By:___________________________________________
                                     Name:
                                     Title:

                                  ITT CORPORATION, a Nevada corporation



                                  By:___________________________________________
                                     Name:
                                     Title: